EXHIBIT 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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We hereby consent to the incorporation by reference of our report dated March
22, 2007 with respect to the consolidated financial statements of Sutron Corporation included in the Annual Report on Form 10-KSB for the year ended December 31, 2006 into the Company's previously filed Registration Statement on Form S-8 (No. 333-125997).


/s/ Thompson, Greenspon & Co., P.C.
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March 30, 2007
Fairfax, Virginia